                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997


                                Distribution Date: 2/17/97
                                CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                Trust Account:  3335370-0

     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HI Amount Available
          (including Monthly Servicing Fee)                      $2,771,709.48

     (b)  Class HI: M-1 Interest Deficiency Amount
          (if any), Class HI: M-2 Interest Deficiency
          Amount (if any) and Class HI: B-1 Interest
          Deficiency Amount (if any) withdrawn for prior
          Payment Date                                                     .00

     (c)  Sub-Pool HI Amount Available after giving effect to
          withdrawal of any Class HI: M-1 Interest Deficiency
          Amount, Class HI: M-2 Interest Deficiency Amount and
          Class HI: B-1 Interest Deficiency Amount for prior
          Payment Date                                            2,771,709.48

2. Aggregate Interest

     (a)  Class HI: A-1 Pass-through Rate          6.10%

     (b)  Class HI: A-1 Interest                                    232,916.80

     (c)  Class HI: A-2 Pass-through Rate          6.40%

     (d)  Class HI: A-2 Interest                                     98,992.00

     (e)  Class HI: A-3 Pass-through Rate          6.75%

     (f)  Class HI: A-3 Interest                                    191,767.50

3. Amount applied to Unpaid Class HI: A Interest Shortfall                 .00

4. Remaining Unpaid Class HI: A Interest Shortfall                         .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2


                                    Distribution Date: 2/17/97
                                    CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                    Trust Account:  3335370-0

     PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a)  Scheduled Principal                    346,379.88
     (b)  Principal Prepayments                1,747,311.14
     (c)  Liquidated Contracts                          .00
     (d)  Repurchases                                   .00
     (e)  Previously undistributed
     (f)  Principal Amounts                             .00

               Total Principal                                    2,093,691.02

6. Pool Scheduled Principal Balance of Sub-Pool HI              121,380,007.35

7. Sub-Pool HI Senior Percentage for such Payment Date                     100%

8. Class HI: A Principal Distribution:

     (a)  Class HI: A-1                                           2,093,691.02
     (b)  Class HI: A-2                                                    .00
     (c)  Class HI: A-3                                                    .00

9. Class HI: A Principal Balance:

     (a)  Class HI: A-1 Principal Balance                        43,726,007.35
     (b)  Class HI: A-2 Principal Balance                        18,561,000.00
     (c)  Class HI: A-3 Principal Balance                        34,092,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                  154,342.16

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3

                             Distribution Date: 2/17/97
                             CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                             Trust Account:  3335370-0


     INTEREST

11. Current Interest

       (a) Class HI: M-1 Pass-through Rate         7.30
       (b) Class HI: M-1 Interest                                  60,833.33

12. Amount applied to Unpaid Class HI: M-1 Interest Shortfall            .00

13. Amount applied to Class HI: M-1 Interest Deficiency Amount           .00

14. Remaining unpaid Class HI: M-1 Interest Deficiency Amount            .00

15. Remaining Unpaid Class HI: M-1 Interest Shortfall                    .00

    PRINCIPAL

16. Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

       (a) Scheduled Principal              .00
       (b) Principal Repayments             .00
       (c) Liquidated Contracts             .00
       (d) Repurchases                      .00
       (e) Previously undistributed
           Principal Amounts                .00

                    Total Principal         .00

17. Class HI: M-1 Principal Distribution                                 .00

18. Class HI: M-1 Principal Balance                            10,000,000.00

19. Pool Scheduled Principal Balance of Sub-Pool HI           121,380,007.35

20. Sub-Pool HI Senior Percentage for such Payment Date                  100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4

                               Distribution Date: 2/17/97
                               CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                               Trust Account:  3335370-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21. Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

22. Class HI: M-1 Liquidation Loss Principal Amount                   .00

23. Interest at Class HI: M-1 Pass-Through Rate on:

       (a) Class HI: M-1 Liquidation Loss Principal Amount            .00

       (b) Unpaid Class HI: M-1 Liquidation Loss Interest
           Shortfall                                                  .00

24. Amount applied to such interest                                   .00

25. Liquidation Loss interest remaining unpaid                        .00

    CLASS HI: M-2 CERTIFICATES
    --------------------------

26. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount and Class HI: M-1 Distribution
    Amount (including Monthly Servicing Fee)                    93,508.83

    INTEREST

27. Current Interest
       (a) Class HI: M-2 Pass-Through Rate                           7.60%
       (b) Class HI: M-2 Interest                               39,583.33

28. Amount applied to Unpaid Class HI: M-2 Interest Shortfall         .00

29. Amount applied to Class HI: M-2 Interest Deficiency Amount        .00

30. Remaining unpaid Class HI: M-2 Interest Deficiency Amount         .00

31. Remaining unpaid Class HI: M-2 Interest Shortfall                 .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                  JANUARY 1997
                                     Page 5


                                Distribution Date:2/17/97
                                CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                Trust Account:  3335370-0

    PRINCIPAL

32. Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
       (a) Scheduled Principal                                           .00
       (b) Principal Prepayments                                         .00
       (c) Liquidated Contracts                                          .00
       (d) Repurchases                                                   .00
       (e) Previously undistributed
           Principal Amounts                                             .00

              Total Principal                                            .00

33. Class HI: M-2 Principal Distribution                                 .00

34. Class HI: M-2 Principal Balance                             6,250,000.00

35. Pool Schedule Principal of Sub-Pool HI                    121,380,007.35

36. Sub-Pool HI Senior Percentage for such Payment Date                  100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37. Sub-Pool HI Aggregate Liquidation Loss Principal Amount              .00

38. Class HI: M-2 Liquidatin Loss Principal Amount                       .00

39. Interest at Class HI: M-2 Pass-Through Rate on:

       (a) Class HI: M-2 Liquidation Loss Principal Amount               .00

       (b) Unpaid Class HI: M-2 Liquidation Loss
           Interest Shortfall                                            .00

40. Amount applied to such interest                                      .00

41. Liquidation Loss interest remaining unpaid                           .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                  JANUARY 1997
                                     Page 6

                              Distribution Date: 2/17/97
                              CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                              Trust Account:  3334953-0

     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in October 1999)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Payment Date                                           .03%

          (b) Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 2.5%)         .02%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Payment Date                                           .37%

          (b) Average Thirty-Day delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 5%)           .18%

44.  Sub-Pool HI Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 9%)             .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                  JANUARY 1997
                                     Page 7

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                 Trust Account:  3335370-0

45.  Sub-Pool HI Current Realized Losses Test

          (a) Current Realized Losses for current
              Payment Date                                            .00

          (b) Current Realized Loss Ratio (total Realized
              Losses for most recent three months,
              multiplied By 4, divided by arithmetic
              average of Pool Scheduled Principal
          Balances for third preceding Remittance and for current
      Remittance Date; may not exceed 2.5%)                           .00%

46.  Class HI: B Principal Balance Test

          (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
              Principal Balance for prior Payment Date (must equal or
              exceed 14.5%)                                          7.09%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47. Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                              53,925.50

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                                  7.25%

49.  Current Interest                                            35,875.42

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall         .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount        .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount         .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                  JANUARY 1997
                                     Page 8


                             Distribution Date: 2/17/97
                             CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                             Trust Account:  3335370-0
     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                   .00
          (b)  Principal Prepayments                 .00
          (c)  Liquidated Contracts                  .00
          (d)  Repurchases                           .00
          (e)  Previously undistributed
               Principal Amounts                     .00

                    Total Principal                                     .00

55.  Class HI: B Percentage for such Payment Date                         0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                .00

57.  Class HI: B Principal Balance                             8,751,000.00

58.  Class HI: B-1 Principal Balance                           5,938,000.00

59.  Pool Scheduled Principal of Sub-Pool HI                 121,380,007.35

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount            .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                    .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

       (a) Class HI: B-1 Liquidation Loss Principal Amount              .00

       (b) Unpaid Class HI: B-1 Liquidation Loss
           Interest Shortfall                                           .00

63. Amount applied to such interest                                     .00

64. Liquidation Loss interest remaining unpaid                          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                  JANUARY 1997
                                     Page 9


                           Distribution Date: 2/17/97
                           CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                           Trust Account:  3335370-0

     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                         18,050.08

     INTEREST

66.  Class HI: B-2 Pass-Through Rate                                     7.70%

67.  Current Interest                                               18,050.08

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall            .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                    .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

         (a)  Scheduled Principal                  .00
         (b)  Principal Prepayments                .00
         (c)  Liquidated Contracts                 .00
         (d)  Repurchases                          .00
         (e)  Previously undistributed
              Principal Amounts                    .00

                Total Principal                                           .00

71.  Class HI: B Percentage for such Payment Date                           0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                               .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                   .00

74.  Class HI: B-2 Liquidation Loss Principal Amount                      .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                  JANUARY 1997
                                    Page 10


                            Distribution Date: 2/17/97
                            CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                            Trust Account:  3335370-0

75.  Class HI: B-2 Guaranty Payment                                      .00

76.  Class HI: B-2 Principal Balance                            2,813,000.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI          121,380,007.35

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                     .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount           .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                 .00

81.  Amount applied to such interest                                     .00

82.  Liquidation Loss interest remaining unpaid                          .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                       .92354174
          (b)  Class HI: A-2 Pool Factor                      1.00000000
          (c)  Class HI: A-3 Pool Factor                      1.00000000
          (d)  Class HI: M-1 Pool Factor                      1.00000000
          (e)  Class HI: M-2 Pool Factor                      1.00000000
          (f)  Class HI: B-1 Pool Factor                      1.00000000
          (g)  Class HI: B-2 Pool Factor                      1.00000000

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 11

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                 Trust Account:  3335370-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days                   451,572.38         25
     (b)  60-89 days                    39,259.33          3
     (c)  90 or more days                     .00          0

85.  Principal Balance of Defaulted Contracts                              .00

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                        0                          .00
87.  Number of Loans Remaining                                   7,181

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable      0                          .00

89.  FHA Insurance reserve amount                              93,489,343.61

90.  Amount received from FHA Insurance                                    .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 12

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                          RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                       5,422,941.92

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                          .00

     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                       5,422,941.92

     INTEREST

2.   Aggregate Interest
          (a)  Class HE: A-1 Pass-Through Rate    6.10%
          (b)  Class HE: A-1 Interest                               609,242.29
          (c)  Class HE: A-2 Pass-Through Rate    6.50%
          (d)  Class HE: A-2 Interest                               457,708.33
          (e)  Class HE: A-3 Pass-Through Rate    6.90%
          (f)  Class HE: A-3 Interest                               192,636.50
          (g)  Class HE: A-4 Pass-Through Rate    7.30%
          (h)  Class HE: A-4 Interest                               149,838.58
          (i)  Class HE: A-5 Pass-Through Rate    6.85%
          (j)  Class HE: A-5 Interest                               219,982.04

3.   Amount applied to Unpaid Class HE: A Interest Shortfall               .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 12

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                          RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

     PRINCIPAL

5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
          (a)  Scheduled Principal              334,100.16
          (b)  Principal Prepayments          3,139,454.23
          (c)  Liquidated Contracts                    .00
          (d)  Repurchases                             .00
          (e)  Previously undistributed
               Principal Amounts                       .00

                    Total Principal                       3,473,554.39

6.   Pool Scheduled Principal Balance of Sub-Pool HE    346,967,387.42

7.   Sub-Pool HE Senior Percentage of such Payment Date         100%

8.   Class HE: A-5 Lockout Percentage for such Payment Date     100%

9.   Class HE: A Principal Distribution:

     (a)  Class HE: A-5 Lockout Remittance Amount

     (b)  Balance of Sub-Pool HE Senior Percentage of Sub-
          Pool HE Formula Principal Distribution Amount:

          (i)    Class HE: A-1                                   3,473,554.39
          (ii)   Class HE: A-2                                            .00
          (iii)  Class HE: A-3                                            .00
          (iv)   Class HE: A-4                                            .00
          (i)    Class HE: A-5                                            .00

10.  Class HE: A Principal Balance:

          (a)    Class HE: A-1                                  116,377,387.42
          (b)    Class HE: A-2                                   84,500,000.00
          (c)    Class HE: A-3                                   33,502,000.00
          (d)    Class HE: A-4                                   24,631,000.00
          (a)    Class HE: A-5                                   38,537,000.00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 13

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                          RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

     CLASS HE: M-1 CERTIFICATES
     --------------------------

11.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)       319,979.79


     INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1 Liquidation Loss Principal Amount

12.  Current Interest
           (a)   Class HE: M-1 Pass-Through Rate       7.70%
           (b)   Class HE: M-1 Interest                             124,579.58

13.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall             .00

14.  Amount applied to Class HE: M-1 Interest Deficiency Amount            .00

15.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount             .00

16.  Remaining unpaid Class HE: M-1 Interest Shortfall                     .00

     PRINCIPAL

17.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)    Scheduled Principal              .00
          (b)    Principal Prepayments            .00
          (c)    Liquidated Contracts             .00
          (d)    Repurchases                      .00
          (e)    Previously undistributed
                 Principal Amounts                .00

                    Total Principal                                        .00

18.  Class HE: M-1 Principal Distribution                                  .00

19.  Class HE: M-1 Principal Balance                             19,415,000.00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 14

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

20.  Pool Scheduled Principal Balance of Sub-Pool HE            346,967,387.42

21.  Sub-Pool HE Senior Percentage for such Payment Date                  100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

22.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount               .00

23.  Class HE: M-1 Liquidation Loss Principal Amount                       .00

24.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)    Class HE: M-1 Liquidation Loss
                 Principal Amount                                          .00

          (b)    Unpaid Class HE: M-1 Liquidation Loss
                 Interest Shortfall                                        .00

25.  Amount applied to such interest                                       .00

26.  Liquidation Loss interest remaining unpaid                            .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

27.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                       195,400.21

     INTEREST on Class HE: M-2 Principal Balance less Class HE:
     M-2 Liquidation Loss Principal Amount

28.  Current Interest
          (a)    Class HE: M-2 Pass-Through Rate       7.95%
          (b)    Class HE: M-2 Interest                              81,851.88

29.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall             .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 15

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

30.  Amount applied to Class HE: M-2 Interest Deficiency Amount             .00

31.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount              .00

32.  Remaining unpaid Class HE: M-2 Interest Shortfall                      .00

     PRINCIPAL

33.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)    Scheduled Principal              .00
          (b)    Principal Prepayments            .00
          (c)    Liquidated Contracts             .00
          (d)    Repurchases                      .00
          (e)    Previously undistributed
                 Principal Amounts                .00

                    Total Principal                                         .00

34.  Class HE: M-2 Principal Distribution                                   .00

35.  Class HE: M-2 Principal Balance                              12,355,000.00

36.  Pool Scheduled Principal of Sub-Pool HE                     346,967,387.42

37.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

38.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

39.  Class HE: M-2 Liquidation Loss Principal Amount                        .00

40.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)    Class HE: M-2 Liquidation Loss Principal Amount            .00
          (b)    Unpaid Class HE: M-2 Liquidation Loss Interest

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 16

                                 Distribution Date: 2/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

               Shortfall                                                   .00

41.  Amount applied to such interest                                       .00

42.  Liquidation Loss interest remaining unpaid                            .00
     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

43.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date            .94%
     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 2.5%)                                    .50%

44.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date          3.05%

     (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
          months; may not exceed 5%)                                     2.88%

45.  Sub-Pool HE Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date
          (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 9%)                                     .00%

46.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                 .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 17

                                Distribution Date: 2/17/97
                                CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                RZ7 SA1 SB9 SC7
                                Trust Account:  3335370-0

     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                         .00%

47.  Class HE: B Principal Test

     (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal Balance for prior Payment Date (must equal or exceed 10%) 5.04%

     CLASS HE:B-1 CERTIFICATES
     -------------------------

48.  Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount
     (including Monthly
     Servicing Fee)                                                 113,548.33

     INTEREST

49.  Class HE: B-1 Pass-Through Rate             7.60%

50.  Current Interest                                                 78,248.33

51.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall              .00

52.  Amount applied to Class HE: B-1 Interest Deficiency Amount             .00

53.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount              .00

54.  Remaining Unpaid Class HE: B-1 Interest Shortfall                      .00

     PRINCIPAL

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 18

                                Distribution Date: 2/17/97
                                CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                RZ7 SA1 SB9 SC7
                                Trust Account:  3335370-0

55.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

          (a)    Scheduled Principal              .00
          (b)    Principal Prepayments            .00
          (c)    Liquidated Contracts             .00
          (d)    Repurchases                      .00
          (e)    Previously undistributed
                 Principal Amounts                .00

                    Total Principal                                        .00

56.  Class HE: B Percentage for such Payment Date                           0%

57.  Class HE: B Percentage of Formula Principal Distribution Amount       .00

58.  Class HE: B Principal Balance                               17,650,000.00

59.  Class HE: B-1 Principal Balance                             12,355,000.00

60.  Pool Scheduled Principal of Sub-Pool HE                    346,967,387.42

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

61.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount               .00

62.  Class HE: B-1 Liquidation Loss Principal Amount                       .00

63.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount                  .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall         .00

64.  Amount applied to such interest                                       .00

65.  Liquidation Loss interest remaining unpaid                            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 19

                                Distribution Date: 2/17/97
                                CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                RZ7 SA1 SB9 SC7
                                Trust Account:  3335370-0

     CLASS HE: B-1 CERTIFICATES

66.  Remaining Sub-Pool HE Amount Available                          35,300.00

     INTEREST

67.  Class HE: B-2 Pass-Through Rate                                     8.00%

68.  Current Interest                                                35,300.00

69.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall             .00

70.  Remaining Unpaid Class HE: B-2 Interest Shortfall                     .00

     PRINCIPAL

71.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal              .00
          (b)  Principal Prepayments            .00
          (c)  Liquidated Contracts             .00
          (d)  Repurchases                      .00
          (e)  Previously undistributed
               Principal Amounts                .00

                    Total Principal                                        .00

72.  Class HE: B Percentage for such Payment Date                           0%

73.  Class HE: B Percentage of Formula Principal Distribution Amount       .00

74.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)             .00

75.  Class HE: B-2 Liquidation Loss Principal Amount                       .00

76.  Class HE: B-2 Guaranty Payment                                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 20

                                Distribution Date: 2/17/97
                                CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                RZ7 SA1 SB9 SC7
                                Trust Account:  3335370-0

77.  Class HE: B-2 Principal Balance                             5,295,000.00

78.  Pool Scheduled Principal Balance of Sub-Pool HE           346,967,387.42

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

79.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount              .00

80.  Class HE: B-2 Liquidation Loss Principal Amount                      .00

81.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a)  Class HE: B-2 Liquidation Loss Principal Amount                 .00
     (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall        .00

82.  Amount applied to such interest                                      .00

83.  Liquidation Loss interest remaining unpaid                           .00

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

84.  Sub-Pool HE Pool Factors

          (a)  Class HE: A-1 Pool Factor                            .95071798
          (b)  Class HE: A-2 Pool Factor                           1.00000000
          (c)  Class HE: A-3 Pool Factor                           1.00000000
          (d)  Class HE: A-4 Pool Factor                           1.00000000
          (e)  Class HE: M-1 Pool Factor                           1.00000000
          (f)  Class HE: M-2 Pool Factor                           1.00000000
          (g)  Class HE: B-1 Pool Factor                           1.00000000
          (h)  Class HE: B-2 Pool Factor                           1.00000000

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 21

                                Distribution Date: 2/17/97
                                CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                RZ7 SA1 SB9 SC7
                                Trust Account:  3335370-0

85. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days                  10,573,414.82      208
     (b)  60-89 days                   3,206,673.09       58
     (c)  90 or more days                 65,025.00        1

86.  Principal Balance of Defaulted Contracts                              .00

87.  Number of Liquidated Contracts and
     Net Liquidated Loss                                       0           .00

88.  Number of Loans Remaining                                     7,875

89.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable                             0           .00

90.  FHA Insurance reserve amount                                93,489,343.61

91.  Amount received from FHA Insurance                                    .00

     CLASS HE: C CERTIFICATES
     ------------------------

92.  Monthly Servicing Fee                                                 .00

93.  Class HE: C Residual Payment                                          .00

94.  Class C Residual Payment                                              .00